UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Highfield Park Drive, Dartmouth, Nova Scotia, Canada	B3A 4R9
(Address of principal executive offices)	(Zip Code))

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 13, 2023, the Company filed a prospectus supplement with the SEC which contained certain preliminary estimated financial information as of and for the quarter ended March 31, 2023 presented below. The preliminary estimated financial information has been prepared by, and is the responsibility of, the Company’s management. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information provided below.

The Company’s preliminary unaudited estimates for the first quarter ended March 31, 2023 are as follows:

•	Between $6.25 and $6.75 million in cash, cash equivalents and short-term investments as of March 31, 2023;

•	Between $1.4 million and $1.5 million in consolidated total revenue for the quarter ended March 31, 2023; and

•	Between $22.0 million and $24.5 million in consolidated comprehensive loss for the quarter ended March 31, 2023.

The Company’s preliminary estimates of these financial results are based solely on information available to it as of the date of this Current Report on Form 8-K and are inherently uncertain and subject to change. The Company’s actual financial results as of and for the three months ended March 31, 2023 are subject to the completion of the Company’s financial closing processes, any adjustments that may result from the completion of such processes, and the finalization of the Company’s actual financial statements, which may differ materially from the preliminary estimated financial information the Company has provided as a result of completion of its final adjustments, review by its independent registered public accountants and other developments arising between now and the time that the financial results for such period are finalized. These preliminary estimates are not a comprehensive statement of the Company’s expected financial results for the three-month period ended March 31, 2023 and should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles (GAAP). In addition, these preliminary estimates for the fiscal quarter ended March 31, 2023 are not necessarily indicative of the results to be achieved in any future period. Accordingly, investors should not place undue reliance on these preliminary estimated financial results. The Company’s actual unaudited condensed consolidated interim financial statements and related notes as of and for the fiscal quarter ended March 31, 2023 are not expected to be filed with the SEC until May 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023

Meta Materials Inc.

By:	/s/ George Palikaras
Name:	Georgia Palikaras
Title:	President and Chief Executive Officer